As filed with the Securities and Exchange Commission on May 30, 2008

Registration No. 333-144683

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1 to

FORM S-3

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933

IRON MOUNTAIN INCORPORATED	Delaware	23-2588479

IM CAPITAL TRUST I	Delaware	32-6001073
(Exact name of registrant as specified in its charter)	(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

745 Atlantic Avenue, Boston, Massachusetts 02111, (617) 535-4766

 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

C. RICHARD REESE Chairman of the Board of Directors and Chief Executive Officer 745 Atlantic Avenue Boston, Massachusetts 02111 (617) 535-4766	Copy to: WILLIAM J. CURRY, ESQ. Sullivan & Worcester LLP One Post Office Square Boston, Massachusetts 02109 (617) 338-2800

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.    ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.    ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☒

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☒

SUBSIDIARY GUARANTOR REGISTRANTS(1)

Exact Name of Registrant as Specified in its Charter	State or Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
Iron Mountain Fulfillment Services, Inc. (f/k/a COMAC, Inc.)	Delaware	94-3229868
Iron Mountain Global, Inc.	Delaware	04-3441680
Iron Mountain Global, LLC	Delaware	04-3545070
Iron Mountain Government Services Incorporated	Delaware	54-2110823
Iron Mountain Information Management, Inc.	Delaware	04-3038590
Iron Mountain Intellectual Property Management, Inc.	Delaware	77-0154485
Iron Mountain Statutory Trust—1998	Connecticut	06-6466469
Iron Mountain Statutory Trust—1999	Connecticut	06-6496076
Iron Mountain Statutory Trust—2001	Connecticut	20-7474719
Mountain Real Estate Assets, Inc.	Delaware	04-3545066
Mountain Reserve III, Inc.	Delaware	47-0952067
Nettlebed Acquisition Corp.	Delaware	20-0388018
Stratify, Inc.	Delaware	77-0518096
Treeline Services Corporation	Delaware	54-2110821

(1)           Any of the above registrants may fully and unconditionally guarantee on a joint and several basis any series of debt securities of Iron Mountain Incorporated offered by the prospectus contained as part of this registration statement as set forth in a related prospectus supplement.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration Number 333-144683) (the “Registration Statement”) is being filed for the purpose of adding Stratify, Inc. as an additional subsidiary guarantor registrant and to reflect the name change of the subsidiary guarantor registrant COMAC, Inc. to Iron Mountain Fulfillment Services, Inc.  No changes or additions are being made hereby to the base prospectuses that already form a part of the Registration Statement.  Accordingly, such base prospectuses are being omitted from this filing.

2

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

Set forth below is an estimate (except in the case of the registration fee) of the amount of fees and expenses to be incurred in connection with the issuance and distribution of the offered securities registered hereby, other than underwriting discounts and commission, if any, incurred in connection with the sale of the offered securities. All such amounts will be borne by Iron Mountain Incorporated, or Iron Mountain or the Company.

Registration Fee Under Securities Act of 1933	$	*
Legal Fees and Expenses		$450,000
Accounting Fees and Expenses		$450,000
Printing and Engraving Expenses		$150,000
Trustee’s Fees (including counsel fees)		$150,000
Rating Agencies Fees		$150,000
Miscellaneous Fees and Expenses		$150,000
Total:		$1,500,000

*                             In accordance with Rule 456(b) and 457(r) under the Securities Act of 1933, as amended, we are deferring payment of the registration fee for the securities offered hereby.

Item 15. Indemnification of Directors and Officers

Under Section 145 of the Delaware General Corporation Law, or the DGCL, the Company is empowered to indemnify its directors and officers in the circumstances therein provided. Certain portions of Section 145 are summarized below:

Section 145(a) of the DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in the manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Section 145(b) of the DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 145(a) and (b), or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 145(d) of the DGCL provides that any indemnification under Section 145(a) and (b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 145(a) and (b). Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

Section 145(e) of the DGCL provides that expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in Section 145. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

Section 145(f) of the DGCL provides that the indemnification and advancement of expenses provided by, or granted pursuant to, Section 145 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

Section 145(g) of the DGCL provides that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under Section 145.

Article 12 of the Company’s bylaws provides indemnification to directors and officers for all actions taken by them and for all failures to take action to the fullest extent permitted by Delaware law against all expense, liability and loss reasonably incurred or suffered by them in connection with any threatened, pending or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Company), whether civil, criminal, administrative or investigative. Article 12 also permits the Company, by action of its board of directors, to indemnify employees and other agents of the Company to the same extent as directors and officers. Amendments, repeals or modifications of Article 12 can only be prospective and no such change may reduce the limitations of director’s liability or limit indemnification or advancement of expenses unless adopted by the unanimous vote of all of the directors then serving or the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company entitled to vote in elections of directors. Article 12 further permits the Company to maintain insurance, at its expense, for the benefit of any person on behalf of whom insurance is permitted to be purchased by Delaware law against any such expenses, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under Delaware or other law.

Reference is made to the Company’s bylaws filed as Exhibit 3.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission, or the SEC, on December 13, 2007. Reference is also made to our Amended and Restated Certificate of Incorporation, as amended, filed as Exhibit 3.1 to our Annual Report on Form 10-K for the year ended December 31, 2006.

Item 16. Exhibits

Certain exhibits indicated below are incorporated by reference to documents of Iron Mountain on file with the SEC. Exhibit numbers in parentheses refer to the exhibit numbers in the applicable filing.

Exhibit No.	Item	Exhibit
1.1	Form of Underwriting Agreement (for Debt Securities).	*

1.2	Form of Underwriting Agreement (for Preferred Stock).	*

1.3	Form of Underwriting Agreement (for Depositary Shares).	*

1.4	Form of Underwriting Agreement (for Common Stock).	*

1.5	Form of Underwriting Agreement (for Warrants).	*

1.6	Form of Underwriting Agreement (for Stock Purchase Contracts).	*

1.7	Form of Underwriting Agreement (for Stock Purchase Units).	*

1.8	Form of Underwriting Agreement (for Trust Preferred Securities).	*

2.1	Agreement and Plan of Merger by and between Iron Mountain Incorporated, a Pennsylvania corporation, and Iron Mountain Incorporated, a Delaware corporation, dated as of May 27, 2005.	(2.1)(5)

4.1	Amended and Restated Certificate of Incorporation of the Company, as amended.	(3.1)(6)

4.2	Bylaws of the Company.	(3.1)(7)

4.3

Senior Subordinated Indenture, dated as of December 30, 2002, among the Company, the Guarantors named therein and The Bank of New York Trust Company, N.A. (successor to The Bank of New York), as trustee.

(4.7)(4)

4.4	Form of Senior Indenture.	(4.1)(3)

4.5	Form of Senior Subordinated Indenture.	(4.2)(3)

4.6	Form of Subordinated Indenture.	(4.3)(3)

4.7	Form of Senior Debt Security.	*

4.8	Form of Senior Subordinated Debt Security.	*

4.9	Form of Subordinated Debt Security.	*

4.10	Form of stock certificate representing shares of Common Stock, $.01 par value per share, of the Company.	(4.1)(1)

4.11	Form of Certificate of Designation for shares of Preferred Stock, $.01 par value per share, of the Company.	*

4.12	Form of stock certificate representing shares of Preferred Stock, $.01 par value per share, of the Company.	*

4.13	Form of Deposit Agreement, including form of Depositary Receipt for Depositary Shares.	*

4.14	Form of Warrant Agreement, including form of Warrant.	*

4.15	Form of Stock Purchase Contract.	*

4.16	Form of Stock Purchase Unit.	*

4.17	Declaration of Trust of IM Capital Trust I, dated as of December 10, 2001, among the Company, The Bank of New York, The Bank of New York (Delaware) and John P. Lawrence, as trustees.	(4.15)(2)

4.18	Form of Amended and Restated Declaration of Trust of IM Capital Trust I.	(4.16)(2)

4.19	Certificate of Trust of IM Capital Trust I.	(4.17)(2)

4.20	Form of Trust Preferred Security.	Included in Exhibit 4.18

4.21	Form of Iron Mountain Incorporated Guarantee Agreement.	(4.19)(2)

5.1	Opinion of Sullivan & Worcester LLP.	Previously filed as Exhibit 5.1 to the Registration Statement

5.2	Opinion of Gesmer Updegrove LLP.	Previously filed as Exhibit 5.2 to the Registration Statement

5.3	Opinion of Richards, Layton & Finger, P.A., relating to IM Capital Trust I.	Previously filed as Exhibit 5.3 to the Registration Statement

5.4	Opinion of Sullivan & Worcester LLP regarding the subsidiary guaranty covered by this Post-Effective Amendment.	Filed herewith

8	Opinion of Sullivan & Worcester LLP regarding tax matters.	*

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.	Previously filed as Exhibit 12.1 to the Registration Statement

12.2	Statement Regarding Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividends.	*

23.1	Consent of Sullivan & Worcester LLP.	Included in Exhibit 5.1 to the Registration Statement

23.2	Consent of Gesmer Updegrove LLP.	Included in Exhibit 5.2 to the Registration Statement

23.3	Consent of Richards, Layton & Finger, P.A.	Included in Exhibit 5.3 to the Registration Statement

23.4	Consent of Deloitte & Touche LLP.	Previously filed as Exhibit 23.4 to the Registration Statement

23.5	Consent of Sullivan & Worcester LLP with respect to this Post-Effective Amendment.	Included in Exhibit 5.4

23.6	Consent of Deloitte & Touche LLP with respect to this Post-Effective Amendment.	Filed herewith

24.1	Powers of Attorney.	Previously filed with the signature pages to theRegistration Statement

24.2	Power of Attorney of Stratify, Inc.	Contained in Page II-16 of this Post-Effective Amendment

25.1

Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Senior Subordinated Indenture, dated as of December 30, 2002, among the Company, the Guarantors named therein and The Bank of New York Trust Company, N.A. (successor to The Bank of New York), as trustee.

Previously filed as Exhibit 25.1 to the Registration Statement

25.2	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Senior Indenture.	*

25.3	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Senior Subordinated Indenture.	*

25.4	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Subordinated Indenture.	*

25.5	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Amended and Restated Declaration of Trust of IM Capital Trust I.	*

25.6	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Iron Mountain Incorporated Guarantee Agreement for IM Capital Trust I.	*

*                             To be filed by amendment or incorporated by reference in connection with the offering of offered securities, as appropriate.

1.                           Filed as an exhibit to the Company’s Current Report on Form 8-K dated February 1, 2000, filed with the SEC, File No. 1-13045.

2.                           Filed as an exhibit to the Company’s Registration Statement No. 333-75068, filed with the SEC on December 13, 2001.

3.                           Filed as an exhibit to Amendment No. 1 to the Company’s Registration Statement No. 333-75068, filed with the SEC on February 11, 2002.

4.                           Filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, filed with the SEC, File No. 1-13045.

5.                           Filed as an exhibit to the Company’s Current Report on Form 8-K dated May 27, 2005, filed with the SEC File No. 1-13045.

6.                           Filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC, File No. 1-13045.

7.                           Filed as an exhibit to the Company’s Current Report on Form 8-K dated December 13, 2007, filed with the SEC File No. 1-13045.

Item 17. Undertakings

(a)                                  Each of the undersigned registrants hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That for the purpose of determining any liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b)                                 The undersigned registrants hereby further undertake that, for the purposes of determining any liability under the Securities Act, each filing of Iron Mountain’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)                                  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the provisions described under Item 15 of this registration statement, or otherwise, the registrants have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(d)                                 Each of the undersigned registrants hereby undertakes to file an application for the purpose of determining the eligibility of each trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939, or the Act, in accordance with the rules and regulations prescribed by the SEC under Section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Iron Mountain Incorporated certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, the Commonwealth of Massachusetts, on this 30th day of May, 2008.

IRON MOUNTAIN INCORPORATED

By:	/s/ Brian P. McKeon
Brian P. McKeon
Executive Vice President and Chief Financial
Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Chairman and Chief Executive	May 30	, 2008
C. Richard Reese	Officer

Executive Vice President
/s/ Brian P. McKeon	and Chief Financial Officer
Brian P. McKeon	(Principal Financial Officer and	May 30	, 2008
Principal Accounting Officer)

*	Director	May 30	, 2008
Clarke H. Bailey

*	Director	May 30	, 2008
Constantin R. Boden

*	Director	May 30	, 2008
Kent P. Dauten

*	Director	May 30	, 2008
Michael Lamach

*	Director	May 30	, 2008
Arthur D. Little

*	Director	May 30	, 2008
Vincent J. Ryan

*	Director	May 30	, 2008
Laurie A. Tucker

* By:	/s/ Brian P. McKeon
Brian P. McKeon
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, IM Capital Trust I certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, the Commonwealth of Massachusetts, on this 30th day of May, 2008.

IM CAPITAL TRUST I

By: Iron Mountain Incorporated, as Sponsor

By:	/s/ Brian P. McKeon
Brian P. McKeon
Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Iron Mountain Fulfillment Services, Inc. (f/k/a COMAC, Inc.), Iron Mountain Global, Inc., Iron Mountain Government Services Incorporated, Iron Mountain Information Management, Inc., Iron Mountain Intellectual Property Management, Inc., Mountain Real Estate Assets, Inc., Mountain Reserve III, Inc., Nettlebed Acquisition Corp. and Treeline Services Corporation (collectively, the “Corporate Subsidiaries”), Iron Mountain Global, LLC, Iron Mountain Statutory Trust — 1998, Iron Mountain Statutory Trust - 1999 and Iron Mountain Statutory Trust - 2001 have each duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, the Commonwealth of Massachusetts, on this 30th day of May, 2008.

IRON MOUNTAIN FULFILLMENT SERVICES, INC. (f/k/a COMAC, INC.)
IRON MOUNTAIN GLOBAL, INC.
IRON MOUNTAIN GOVERNMENT SERVICES INCORPORATED
IRON MOUNTAIN INFORMATION MANAGEMENT, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
MOUNTAIN REAL ESTATE ASSETS, INC.
MOUNTAIN RESERVE III, INC.
NETTLEBED ACQUISITION CORP.
TREELINE SERVICES CORPORATION

By:	/s/ Brian P. McKeon
Brian P. McKeon
Chief Financial Officer

IRON MOUNTAIN GLOBAL, LLC

By: Iron Mountain Global, Inc., its Sole Member

By:	/s/ Brian P. McKeon
Brian P. McKeon
Chief Financial Officer

IRON MOUNTAIN STATUTORY TRUST - 1998

By:	U.S. BANK NATIONAL ASSOCIATION, not individually but as Owner Trustee under that certain Amended and Restated Owner Trust Agreement dated as of October 1, 1998, as amended

	By:	*
Name: John Correia
Title: Vice President

IRON MOUNTAIN STATUTORY TRUST - 1999

By:	U.S. BANK NATIONAL ASSOCIATION, not individually but as Owner Trustee under that certain Owner Trust Agreement dated as of July 1, 1999, as amended

	By:	*
Name: John Correia
Title: Vice President

IRON MOUNTAIN STATUTORY TRUST - 2001

By:	U.S. BANK NATIONAL ASSOCIATION, not individually but as Trustee under that certain Amended and Restated Declaration of Trust dated as of May 22, 2001, as amended

	By:	*
Name: John Correia
Title: Vice President

* By:	/s/ Brian P. McKeon
Brian P. McKeon
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

Chief Executive Officer of the
*	Corporate Subsidiaries	May 30	, 2008
C. Richard Reese

/s/ Brian P. McKeon	Chief Financial Officer of the
Brian P. McKeon	Corporate Subsidiaries	May 30	, 2008

U.S. Bank National Association

Owner Trustee of Iron Mountain
By:*	Statutory Trust — 1998 and Iron	May 30	, 2008
Name: John Correia	Mountain Statutory Trust — 1999;
Title: Vice President	Trustee of Iron Mountain Statutory
Trust — 2001

Iron Mountain Global, Inc.
Sole Member of Iron Mountain
By:*	Global, LLC	May 30	, 2008
Name: C. Richard Reese
Title: Chief Executive Officer

*	Sole Director of the Corporate	May 30	, 2008
John P. Lawrence	Subsidiaries

* By:	/s/ Brian P. McKeon
Brian P. McKeon
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Stratify, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, the Commonwealth of Massachusetts, on this 30th day of May, 2008.

STRATIFY, INC.

By:	/s/ Brian P. McKeon
Brian P. McKeon
Executive Vice President and Chief
Financial Officer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated. Each of the undersigned officers or directors of Stratify, Inc. hereby severally constitutes and appoints C. Richard Reese, Robert T. Brennan and Brian P. McKeon, and each of them acting singly, our true and lawful attorneys to sign for us and in our names in the capacities indicated below any and all post-effective amendments or supplements to this registration statement on Form S-3 and to file the same, with exhibits thereto and other documents in connection therewith, with the SEC, granting unto each of said attorneys, acting singly, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming our signatures to said amendments to this registration statement signed by our said attorneys and all else that said attorneys may lawfully do and cause to be done by virtue hereof.

SIGNATURE	TITLE	DATE

/s/ Ramana Venkata	President and Chief Operating Officer	May 30	, 2008
Ramana Venkata	(principal executive officer)

Executive Vice President and
Chief Financial Officer
/s/ Brian P. McKeon	(principal financial and accounting officer)	May 30	, 2008
Brian P. McKeon

/s/ John P. Lawrence	Sole Director	May 30	, 2008
John P. Lawrence

EXHIBIT INDEX

Exhibit No.	Item	Exhibit
1.1	Form of Underwriting Agreement (for Debt Securities).	*
1.2	Form of Underwriting Agreement (for Preferred Stock).	*
1.3	Form of Underwriting Agreement (for Depositary Shares).	*
1.4	Form of Underwriting Agreement (for Common Stock).	*
1.5	Form of Underwriting Agreement (for Warrants).	*
1.6	Form of Underwriting Agreement (for Stock Purchase Contracts).	*
1.7	Form of Underwriting Agreement (for Stock Purchase Units).	*
1.8	Form of Underwriting Agreement (for Trust Preferred Securities).	*
2.1	Agreement and Plan of Merger by and between Iron Mountain Incorporated, a Pennsylvania corporation, and Iron Mountain Incorporated, a Delaware corporation, dated as of May 27, 2005.	(2.1)(5)
4.1	Amended and Restated Certificate of Incorporation of the Company, as amended.	(3.1)(6)
4.2	Bylaws of the Company.	(3.1)(7)
4.3

Senior Subordinated Indenture, dated as of December 30, 2002, among the Company, the Guarantors named therein and The Bank of New York Trust Company, N.A. (successor to The Bank of New York), as trustee.

(4.7)(4)
4.4	Form of Senior Indenture.	(4.1)(3)
4.5	Form of Senior Subordinated Indenture.	(4.2)(3)
4.6	Form of Subordinated Indenture.	(4.3)(3)
4.7	Form of Senior Debt Security.	*
4.8	Form of Senior Subordinated Debt Security.	*
4.9	Form of Subordinated Debt Security.	*
4.10	Form of stock certificate representing shares of Common Stock, $.01 par value per share, of the Company.	(4.1)(1)
4.11	Form of Certificate of Designation for shares of Preferred Stock, $.01 par value per share, of the Company.	*
4.12	Form of stock certificate representing shares of Preferred Stock, $.01 par value per share, of the Company.	*
4.13	Form of Deposit Agreement, including form of Depositary Receipt for Depositary Shares.	*
4.14	Form of Warrant Agreement, including form of Warrant.	*
4.15	Form of Stock Purchase Contract.	*
4.16	Form of Stock Purchase Unit.	*
4.17	Declaration of Trust of IM Capital Trust I, dated as of December 10, 2001, among the Company, The Bank of New York, The Bank of New York (Delaware) and John P. Lawrence, as trustees.	(4.15)(2)
4.18	Form of Amended and Restated Declaration of Trust of IM Capital Trust I.	(4.16)(2)
4.19	Certificate of Trust of IM Capital Trust I.	(4.17)(2)
4.20	Form of Trust Preferred Security.	Included in Exhibit 4.18
4.21	Form of Iron Mountain Incorporated Guarantee Agreement.	(4.19)(2)
5.1	Opinion of Sullivan & Worcester LLP.	Previously filed as Exhibit 5.1 to the Registration Statement
5.2	Opinion of Gesmer Updegrove LLP.	Previously filed as Exhibit 5.2 to the Registration Statement
5.3	Opinion of Richards, Layton & Finger, P.A., relating to IM Capital Trust I.	Previously filed as Exhibit 5.3 to the Registration Statement
5.4	Opinion of Sullivan & Worcester LLP regarding the subsidiary guaranty covered by this Post-Effective Amendment.	Filed herewith

8	Opinion of Sullivan & Worcester LLP regarding tax matters.	*
12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.	Previously filed as Exhibit 12.1 to the Registration Statement
12.2	Statement Regarding Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividends.	*
23.1	Consent of Sullivan & Worcester LLP.	Included in Exhibit 5.1 to the Registration Statement
23.2	Consent of Gesmer Updegrove LLP.	Included in Exhibit 5.2 to the Registration Statement
23.3	Consent of Richards, Layton & Finger, P.A.	Included in Exhibit 5.3 to the Registration Statement
23.4	Consent of Deloitte & Touche LLP.	Previously filed as Exhibit 23.4 to the Registration Statement
23.5	Consent of Sullivan & Worcester LLP with respect to this Post-Effective Amendment.	Included in Exhibit 5.4
23.6	Consent of Deloitte & Touche LLP with respect to this Post-Effective Amendment.	Filed herewith
24.1	Powers of Attorney.	Previously filed with the signature pages to theRegistration Statement
24.2	Power of Attorney of Stratify, Inc.	Contained in Page II-16 of this Post-Effective Amendment
25.1

Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Senior Subordinated Indenture, dated as of December 30, 2002, among the Company, the Guarantors named therein and The Bank of New York Trust Company, N.A. (successor to The Bank of New York), as trustee.

Previously filed as Exhibit 25.1 to the Registration Statement
25.2	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Senior Indenture.	*
25.3	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Senior Subordinated Indenture.	*
25.4	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Subordinated Indenture.	*
25.5	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Amended and Restated Declaration of Trust of IM Capital Trust I.	*
25.6	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Iron Mountain Incorporated Guarantee Agreement for IM Capital Trust I.	*

*  To be filed by amendment or incorporated by reference in connection with the offering of offered securities, as appropriate.

1. Filed as an exhibit to the Company’s Current Report on Form 8-K dated February 1, 2000, filed with the SEC, File No. 1-13045.

2. Filed as an exhibit to the Company’s Registration Statement No. 333-75068, filed with the SEC on December 13, 2001.

3. Filed as an exhibit to Amendment No. 1 to the Company’s Registration Statement No. 333-75068, filed with the SEC on February 11, 2002.

4. Filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, filed with the SEC, File No. 1-13045.

5. Filed as an exhibit to the Company’s Current Report on Form 8-K dated May 27, 2005, filed with the SEC File No. 1-3045.

6. Filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC, File No. 1-13045.

7. Filed as an exhibit to the Company’s Current Report on Form 8-K dated December 13, 2007, filed with the SEC File No. 1-3045.